Exhibit 10.3

REINSTATEMENT AND AMENDMENT NO. 1 TO PURCHASE AND SALE AGREEMENT

This Reinstatement and Amendment No. 1 to Purchase and Sale Agreement (this "Amendment") is executed effective as of November 14, 2014 (the "Amendment Date"), between TPRF/ENTERPRISE, LLC, a Delaware limited liability company ("Seller"), and PLYMOUTH INDUSTRIAL REIT, INC., a Maryland corporation ("Purchaser"), for the purpose of reinstating and amending the Purchase and Sale Agreement dated August 6, 2014 (with an Effective Date of August 6, 2014) between Purchaser and Seller (the "Agreement"). Capitalized terms used herein but not defined shall be given the meanings assigned to them in the Agreement.

RECITALS:

A.     Pursuant to the terms of the Agreement, Purchaser has agreed to purchase from Seller, and Seller has agreed to sell to Purchaser, that certain real property located at 1755 Enterprise Parkway, Twinsburg, Ohio, and more particularly described in the Agreement.

B.     By written notice dated September 22, 2014, Purchaser elected to terminate the Agreement pursuant to Section 4.4 of the Agreement.

C.     Purchaser and Seller desire to reinstate and amend the Agreement on the terms and conditions contained in this Amendment.

AGREEMENTS:

For valuable consideration, whose receipt and sufficiency are acknowledged, Purchaser and Seller agree as follows:

1.     Reinstatement; Inspection Period. The Agreement is hereby reinstated effective as of the Amendment Date; accordingly, the Agreement shall continue in full force and effect and Purchaser is deemed to have waived its right to terminate the Agreement pursuant to Section 4.4 of the Agreement.

2.     Earnest Money. The first sentence of Section 3.1 of the Agreement is hereby deleted in its entirety and the following inserted in its stead:

“Purchaser shall deposit the Earnest Money with Escrow Agent no later than November 17, 2014.”

3.     Title.

(a)     The legal description set forth in Exhibit A of the Agreement is hereby deleted in its entirety and the legal description set forth in Schedule 1 attached hereto is inserted in its stead.

(b)     Seller shall deliver to Escrow Agent, on or prior to the Closing Date, the affidavit attached to this Amendment as Schedule 2, duly-executed by Seller.

4.     Service Contracts. Pursuant to Section 4.6 of the Agreement, Purchaser elects to assume all unexpired Service Contracts listed on Exhibit H of the Agreement.

5.     Closing Date. The Closing Date shall be December 3, 2014, or such earlier date as Purchaser and Seller may agree in writing.

6.     Tenant Estoppel Certificates. As of the Amendment Date, Seller has delivered to Purchaser executed tenant estoppel certificates to Purchaser executed by tenants occupying not less than 100% of the square feet in the Improvements leased to tenants, however, such executed estoppel certificates are dated more than thirty (30) days prior to the Closing Date, as extended hereby; accordingly, the condition to Closing set forth in Section 7.2.4 of the Agreement has not been satisfied as of the Amendment Date and satisfaction thereof shall be a condition precedent to Purchaser’s obligations under the Agreement pursuant to Section 7.2.4 of the Agreement. Each tenant estoppel certificate delivered pursuant to Section 7.2.4 shall, among other things, expressly identify (a) the “Purchaser” as “Plymouth Industrial REIT, Inc.” and (b) the “Lender” as "U.S. Bank, National Association, in its capacity as Collateral Agent for the benefit of the Lenders pursuant to a Collateral Agency Agreement, together with its successors and/or assigns in such capacity as their interests may appear".

7.     SNDAs. Section 7.2 of the Agreement is amended by adding the following new Section 7.2.5:

“7.2.5     SNDAs. Seller shall deliver to each tenant a Subordination, Non-Disturbance and Attornment Agreement ("SNDA") in the form requested by, and as completed by, Purchaser. Seller shall use commercially reasonable efforts to cause each tenant to execute such SNDA and deliver an originally-executed SNDA for each tenant in recordable form to Purchaser, and Seller shall promptly deliver any executed SNDA to Purchaser and any comments to any SNDA to Purchaser; however, Seller shall not be responsible for negotiating or revising any SNDA or otherwise incurring any costs in connection with such SNDAs. The failure of Seller to obtain any such SNDA shall not be a breach or default hereunder. If Seller is unable to deliver SNDAs from tenants occupying not less than 100% of the square feet in the Improvements leased to tenants, then Purchaser's sole remedies and recourses shall be limited to either (a) waiving the requirement for the SNDA(s) in question and proceeding to Closing without reduction of the Purchase Price or (b) terminating this Agreement by notification to Seller prior to the Closing Date, in which event the Earnest Money shall be returned to Purchaser. In the event that Purchaser elects to terminate the Agreement and receives a return of the Earnest Money pursuant to the immediately preceding sentence, then neither party shall have any further rights or obligations under the Agreement except for the provisions of the Agreement that expressly survive termination.”

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8.     Information Cooperation. Seller shall, at Purchaser’s expense, provide Purchaser, Purchaser’s designated representative and/or Purchaser’s independent auditor, with access to the books and records of the Property and all related information regarding the Property to the extent in Seller’s possession or control and which are necessary for Purchaser to comply with the requirements of the Securities and Exchange Commission Rule 3.14 of Regulation S-X. Any such access or information provided or delivered to Purchaser shall be without any liability to Seller and without representation or warranty from Seller as to the completeness or accuracy of such information or any other matter relating thereto. The provisions of this Section 8 of this Amendment shall survive the Closing.

9.     Roof Repair Credit. At Closing, Purchaser shall receive a credit to the Purchase Price in the amount of $63,000.00 as an inducement to Purchaser to accept the condition of the roof of the Improvements.

10.     Ratification. Purchaser and Seller hereby ratify and confirm their obligations under the Agreement.

11.     Binding Effect; Governing Law. Except as modified hereby, the Agreement shall remain in full effect and this Amendment shall be binding upon Purchaser and Seller and their respective successors and assigns. If any inconsistency exists or arises between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall prevail. This Amendment shall be governed by the laws of the State in which the Property is located.

12.     Counterparts; Facsimile. This Amendment may be executed in multiple counterparts, each of which shall constitute an original, but all of which shall constitute one document. In order to facilitate execution of this Amendment, facsimile or PDF copies shall be effective as original counterparts.

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Executed as of the Amendment Date.

SELLER:	TPRF/ENTERPRISE, LLC, a Delaware limited liability company
	By:	Thackeray Partners, LP, a Delaware limited partnership, its manager
	By:	Thackeray Partners GP, LLC, a Delaware limited liability company, its general partner

	By:	/s/ Mary M. Hagen
	Name:	Mary M. Hagen
	Title:	President

PURCHASER:	PLYMOUTH INDUSTRIAL REIT INC., a Maryland corporation

	By:	/s/ Pendleton P. White, Jr.
	Name:	Pendleton P. White. Jr.
	Title:	President

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Schedule 1

Legal Description

SITUATED IN THE TOWNSHIP OF TWINSBURG, COUNTY OF SUMMIT AND STATE OF OHIO, AND KNOWN AS BEING PART OF ORIGINAL TWINSBURG TOWNSHIP LOT NO. 1, TRACT 1, S.E. AND PART OF ORIGINAL TWINSBURG LOT NO. 8, TRACT 1-M, AND BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT A ¾” IRON PIN MONUMENT FOUND AT THE INTERSECTION OF THE CENTERLINE OF ENTERPRISE PARKWAY, (60 FEET WIDE) AS DEDICATION IN PLAT VOLUME 94, PAGE 28-30 OF SUMMIT COUNTY MAP RECORDS AND THE EASTERLY LINE OF ORIGINAL TWINSBURG TOWNSHIP LOT NO. 1, TRACT 1, S.E.;

THENCE SOUTH 89° 57' 40" WEST ALONG THE CENTERLINE OF ENTERPRISE PARKWAY, 434.64 FEET TO A POINT;

THENCE NORTH 00° 02’ 20” WEST, 30.00 FEET TO A 5/8” IRON PIN FOUND (0.01 FEET SOUTH AND 0.34 FEET WEST) ON THE NORTHERLY RIGHT OF WAY OF ENTERPRISE PARKWAY AT THE SOUTHWESTERLY CORNER OF LAND CONVEYED TO KP TWINSBURG, LTD. & ARM HOLDING, LTD., BY DEED DATED SEPTEMBER 15, 2005 AND RECORDED IN RECEPTION NO. 55234378 OF SUMMIT COUNTY DEED RECORDS AND BEING THE PRINCIPAL PLACE OF BEGINNING OF THE PREMISES HEREIN DESCRIBED;

THENCE SOUTH 89° 57’ 40” WEST ALONG THE NORTHERLY RIGHT OF WAY OF ENTERPRISE PARKWAY, 195.36 FEET TO AN 5/8” IRON PIN FOUND AT AN ANGLE POINT OF THE NORTHERLY RIGHT OF WAY OF ENTERPRISE PARKWAY;

THENCE NORTH 89° 13’ 30” WEST CONTINUING ALONG THE NORTHERLY RIGHT OF WAY OF ENTERPRISE PARKWAY, 349.07 FEET TO A 5/8” IRON PIN FOUND AT THE SOUTHEASTERLY CORNER OF LAND CONVEYED TO RANDOM SHORES, LLC BY DEED DATED MAY 24, 2013 AND RECORDED IN RECEPTION NO. 55958281 OF SUMMIT COUNTY DEED RECORDS;

THENCE NORTH 00° 46’ 30” EAST ALONG THE EASTERLY LINE OF LAND SO CONVEYED TO RANDOM SHORES, LLC, 500.00 FEET TO A ½” IRON PIN FOUND (0.26 FEET SOUTH AND 0.41 FEET EAST) AT THE NORTHEASTERLY CORNER THEREIN;

THENCE NORTH 89° 13’ 30” WEST ALONG THE NORTHERLY LINE OF LAND SO CONVEYED TO RANDOM SHORES, LLC, 175.00 FEET TO A 5/8” IRON PIN FOUND (0.01 FEET SOUTH AND 0.13 FEET WEST) AT THE SOUTHEASTERLY CORNER OF LAND CONVEYED TO OC TWINSBURG PROPERTIES, LLC BY DEED DATED OCTOBER 13, 2011 AND RECORDED IN RECEPTION NO. 55810146 OF SUMMIT COUNTY DEED RECORDS;

THENCE NORTH 00° 46’ 30” EAST ALONG THE EASTERLY LINE OF LAND SO CONVEYED TO OC TWINSBURG PROPERTIES, LLC, 521.71 FEET TO A 5/8” IRON PIN FOUND ON THE SOUTHERLY LINE OF LAND CONVEYED TO COCA COLA BOTTLING COMPANY OF NORTHERN OHIO BY DEEDS DATED NOVEMBER 8, 1991 AND RECORDED IN OR 807, PAGE 374, JULY 10, 1991 AND RECORDED IN OR 720, PAGE 807 AND NOVEMBER 9, 1995 AND RECORDED IN OR 2047, PAGE 360 OF SUMMIT COUNTY DEED RECORDS;

THENCE SOUTH 89° 13’ 30” EAST ALONG THE SOUTHERLY LINE OF LAND CONVEYED TO COCA COLA BOTTLING COMPANY OF NORTHERN OHIO, 704.94 FEET TO A 5/8” IRON PIN FOUND (0.03 FEET SOUTH AND 0.06 FEET WEST) AT THE NORTHWESTERLY CORNER OF LAND SO CONVEYED TO KP TWINSBURG, LTD. & ARM HOLDING, LTD.;

THENCE SOUTH 00° 02’ 20” EAST ALONG THE WESTERLY LINE OF LAND SO CONVEYED TO KP TWINSBURG, LTD. & ARM HOLDING, LTD., 1019.04 FEET TO THE NORTHERLY RIGHT OF WAY OF SAID ENTERPRISE PARKWAY AND THE PRINCIPAL PLACE OF BEGINNING, CONTAINING 14.6897 ACRES OF LAND AS SURVEYED AND DESCRIBED BY EDWARD B. DUDLEY, PS NO. 6747, OF THE RIVERSTONE COMPANY IN NOVEMBER OF 2014, AND SUBJECT TO ALL LEGAL HIGHWAYS, RESTRICTIONS, RESERVATIONS AND EASEMENTS.

THE INTENT OF THIS LEGAL DESCRIPTION IS TO CORRECT A CLOSURE ERROR IN THE DEED OF RECORD.

NOTE: ALL 5/8"X30" IRON PINS SET AND CAPPED "RIVERSTONE COMPANY-DUDLEY PS6747"

BASIS OF BEARINGS: THE CENTERLINE OF ENTERPRISE PARKWAY AS SOUTH 89°57'40" WEST AS RECORDED IN DEDICATION PLAT VOLUME 94, PAGE 28-30 OF SUMMIT COUNTY MAP RECORDS.

DEED OF REFERENCE: LAND CONVEYED TO TPRF/ENTERPRISE, LLC, A DELAWARE LIMITED LIABILITY COMPANY, BY VIRTUE OF DEED FILED NOVEMBER 17, 2006, AND RECORDED IN RECEPTION NO. 55389502, OF THE SUMMIT COUNTY RECORDS.

TOGETHER WITH THAT CERTAIN ACCESS EASEMENT BENEFITTING THE TRACT RECORDED IN OFFICIAL RECORD VOLUME 496, PAGE 552 OF THE RECORDS OF SUMMIT COUNTY, OHIO.

Schedule 2

AFFIDAVIT AND GAP INDEMNITY

The undersigned, in his or her capacity of the entity stated below ("Seller"), and not in his or her individual capacity, being duly sworn, hereby says as follows:

13.     The sale of the real property located at 1755 Enterprise Parkway, Twinsburg, Ohio (the "Property"), as more particularly described in Exhibit A hereto and in the Title Commitment No. 14-003556 (the “Title Commitment”) issued by Commonwealth Land Title Insurance Company (the "Title Company"), has been duly authorized by all requisite corporate action.

14.     No person known to Seller is entitled to occupy the Property except pursuant to leases or rental agreements except as set forth in the rent roll attached hereto as Exhibit B.

15.     No tenants have any options or other rights to purchase all or part of any of the Property.

16.     No work has been done or materials supplied for construction or renovation in connection with the Premises for at least the past 120 days, except for work done or materials, fixtures, or apparatus furnished in connection therewith arising out of ordinary maintenance and repair.

17.     All real property taxes and assessments lawfully due and payable which could become a lien against the Property have been paid in full, nor has any notice been received as to pending assessments.

18.     Seller is not a "foreign person" as that term is defined in Section 1445 of the Internal Revenue Code, as amended.

19.     Seller is not insolvent or bankrupt.

Seller indemnifies and agrees to save harmless the Title Company against any loss or expense, including but not limited to attorney fees, sustained as a result of any defects, liens, encumbrances, adverse claims or other matters, if any, created by Seller and first appearing in the public records or attaching subsequent to _______________, 2014 and prior to recordation of the instrument creating the estate or interest to be insured. In the event that any lien, claim or action indemnified against in this paragraph is filed, recorded, made or commenced against the Property, Seller shall, after receiving written demand from Title Company to do so, cause such lien, claim or action to be removed, terminated, satisfied, released or otherwise disposed of in form and manner reasonably satisfactory to Title Company. If within sixty (60) days after receiving written demand, Seller has unreasonably failed to cause any lien, claim or action indemnified against hereunder to be removed, terminated, satisfied, released or otherwise disposed of as aforesaid, Seller agrees to, and agrees to ratify, any reasonable action, cost or expense which Title Company may undertake or incur in connection with its obligations under the Owner's Policy of Title Insurance with respect to any and all liens, claims or actions indemnified against hereunder and Seller agrees to reimburse and repay Title Company promptly the full and total amounts of any reasonable costs and expenses incurred by Title Company in connection therewith upon written receipt of demand therefor. Any notice required to be given to Seller shall be deemed given if sent by certified or registered mail to Seller at the following address:

TPRF/Enterprise, LLC

c/o Thackeray Partners
5207 McKinney Avenue, Suite 200
Dallas, Texas 75205

Attention: Chris McNeer

This Affidavit and Gap Indemnity is given on behalf of Seller in order to induce Title Company to issue an Owner's Policy of Title Insurance and required endorsements.

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Executed as of _________ ____, 2014.

TPRF/ENTERPRISE, LLC, a Delaware limited liability company

By:	Thackeray Partners, LP, a Delaware limited partnership, its manager
By:	Thackeray Partners GP, LLC, a Delaware limited liability company, its general partner

By:
Name:
Title:

SWORN TO AND SUBSCRIBED BEFORE ME by ______________________, the _____________ of Thackeray Partners GP, LLC, a Delaware limited liability company, the general partner of Thackeray Partners, LP, a Delaware limited partnership, the manager of TPRF/Enterprise, LLC, a Delaware limited liability company, on behalf of said limited liability companies and limited partnerships, as of __________ ______, 2014.

_______________________

Notary Public, State of Texas

Description of the Property

SITUATED IN THE TOWNSHIP OF TWINSBURG, COUNTY OF SUMMIT AND STATE OF OHIO, AND KNOWN AS BEING PART OF ORIGINAL TWINSBURG TOWNSHIP LOT NO. 1, TRACT 1, S.E. AND PART OF ORIGINAL TWINSBURG LOT NO. 8, TRACT 1-M, AND BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT A ¾” IRON PIN MONUMENT FOUND AT THE INTERSECTION OF THE CENTERLINE OF ENTERPRISE PARKWAY, (60 FEET WIDE) AS DEDICATION IN PLAT VOLUME 94, PAGE 28-30 OF SUMMIT COUNTY MAP RECORDS AND THE EASTERLY LINE OF ORIGINAL TWINSBURG TOWNSHIP LOT NO. 1, TRACT 1, S.E.;

THENCE SOUTH 89° 57' 40" WEST ALONG THE CENTERLINE OF ENTERPRISE PARKWAY, 434.64 FEET TO A POINT;

THENCE NORTH 00° 02’ 20” WEST, 30.00 FEET TO A 5/8” IRON PIN FOUND (0.01 FEET SOUTH AND 0.34 FEET WEST) ON THE NORTHERLY RIGHT OF WAY OF ENTERPRISE PARKWAY AT THE SOUTHWESTERLY CORNER OF LAND CONVEYED TO KP TWINSBURG, LTD. & ARM HOLDING, LTD., BY DEED DATED SEPTEMBER 15, 2005 AND RECORDED IN RECEPTION NO. 55234378 OF SUMMIT COUNTY DEED RECORDS AND BEING THE PRINCIPAL PLACE OF BEGINNING OF THE PREMISES HEREIN DESCRIBED;

THENCE SOUTH 89° 57’ 40” WEST ALONG THE NORTHERLY RIGHT OF WAY OF ENTERPRISE PARKWAY, 195.36 FEET TO AN 5/8” IRON PIN FOUND AT AN ANGLE POINT OF THE NORTHERLY RIGHT OF WAY OF ENTERPRISE PARKWAY;

THENCE NORTH 89° 13’ 30” WEST CONTINUING ALONG THE NORTHERLY RIGHT OF WAY OF ENTERPRISE PARKWAY, 349.07 FEET TO A 5/8” IRON PIN FOUND AT THE SOUTHEASTERLY CORNER OF LAND CONVEYED TO RANDOM SHORES, LLC BY DEED DATED MAY 24, 2013 AND RECORDED IN RECEPTION NO. 55958281 OF SUMMIT COUNTY DEED RECORDS;

THENCE NORTH 00° 46’ 30” EAST ALONG THE EASTERLY LINE OF LAND SO CONVEYED TO RANDOM SHORES, LLC, 500.00 FEET TO A ½” IRON PIN FOUND (0.26 FEET SOUTH AND 0.41 FEET EAST) AT THE NORTHEASTERLY CORNER THEREIN;

THENCE NORTH 89° 13’ 30” WEST ALONG THE NORTHERLY LINE OF LAND SO CONVEYED TO RANDOM SHORES, LLC, 175.00 FEET TO A 5/8” IRON PIN FOUND (0.01 FEET SOUTH AND 0.13 FEET WEST) AT THE SOUTHEASTERLY CORNER OF LAND CONVEYED TO OC TWINSBURG PROPERTIES, LLC BY DEED DATED OCTOBER 13, 2011 AND RECORDED IN RECEPTION NO. 55810146 OF SUMMIT COUNTY DEED RECORDS;

THENCE NORTH 00° 46’ 30” EAST ALONG THE EASTERLY LINE OF LAND SO CONVEYED TO OC TWINSBURG PROPERTIES, LLC, 521.71 FEET TO A 5/8” IRON PIN FOUND ON THE SOUTHERLY LINE OF LAND CONVEYED TO COCA COLA BOTTLING COMPANY OF NORTHERN OHIO BY DEEDS DATED NOVEMBER 8, 1991 AND RECORDED IN OR 807, PAGE 374, JULY 10, 1991 AND RECORDED IN OR 720, PAGE 807 AND NOVEMBER 9, 1995 AND RECORDED IN OR 2047, PAGE 360 OF SUMMIT COUNTY DEED RECORDS;

THENCE SOUTH 89° 13’ 30” EAST ALONG THE SOUTHERLY LINE OF LAND CONVEYED TO COCA COLA BOTTLING COMPANY OF NORTHERN OHIO, 704.94 FEET TO A 5/8” IRON PIN FOUND (0.03 FEET SOUTH AND 0.06 FEET WEST) AT THE NORTHWESTERLY CORNER OF LAND SO CONVEYED TO KP TWINSBURG, LTD. & ARM HOLDING, LTD.;

THENCE SOUTH 00° 02’ 20” EAST ALONG THE WESTERLY LINE OF LAND SO CONVEYED TO KP TWINSBURG, LTD. & ARM HOLDING, LTD., 1019.04 FEET TO THE NORTHERLY RIGHT OF WAY OF SAID ENTERPRISE PARKWAY AND THE PRINCIPAL PLACE OF BEGINNING, CONTAINING 14.6897 ACRES OF LAND AS SURVEYED AND DESCRIBED BY EDWARD B. DUDLEY, PS NO. 6747, OF THE RIVERSTONE COMPANY IN NOVEMBER OF 2014, AND SUBJECT TO ALL LEGAL HIGHWAYS, RESTRICTIONS, RESERVATIONS AND EASEMENTS.

THE INTENT OF THIS LEGAL DESCRIPTION IS TO CORRECT A CLOSURE ERROR IN THE DEED OF RECORD.

NOTE: ALL 5/8"X30" IRON PINS SET AND CAPPED "RIVERSTONE COMPANY-DUDLEY PS6747"

BASIS OF BEARINGS: THE CENTERLINE OF ENTERPRISE PARKWAY AS SOUTH 89°57'40" WEST AS RECORDED IN DEDICATION PLAT VOLUME 94, PAGE 28-30 OF SUMMIT COUNTY MAP RECORDS.

DEED OF REFERENCE: LAND CONVEYED TO TPRF/ENTERPRISE, LLC, A DELAWARE LIMITED LIABILITY COMPANY, BY VIRTUE OF DEED FILED NOVEMBER 17, 2006, AND RECORDED IN RECEPTION NO. 55389502, OF THE SUMMIT COUNTY RECORDS.

TOGETHER WITH THAT CERTAIN ACCESS EASEMENT BENEFITTING THE TRACT RECORDED IN OFFICIAL RECORD VOLUME 496, PAGE 552 OF THE RECORDS OF SUMMIT COUNTY, OHIO.